Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Schedule of related party transactions

favorable than current market rates. An analysis of the activity of loans made to such borrowers during the year ended December 31, 2014 and 2013 follows:

	December 31,
(in thousands)	2014	2013
Balance, beginning of year	$49,951	$33,148
Net Increase	3,857	16,803

Balance, End of Year	$53,808	$49,951